4Q24 Earnings Presentation Exhibit 99.2

Forward-Looking Statements Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in our Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

2024 Year in Review Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. $406.9 million Revenue(1) $2.75 Diluted EPS 2.38% NIE/AA Delivered Successful 2024 Results Reported net income of $120.8 million, or diluted EPS of $2.75, on revenue(1) of $406.9 million Solid PTPP ROA(1) of 2.05%, ROA of 1.31%, ROTCE(1) of 14.85% Net interest margin of 3.97% Delivered full year loan growth of 3.1%, funded by high quality deposit base which grew 3.9% YoY Increased capital ratios with CET1 at 11.70% and TCE/TA(1) at 9.61%, demonstrating strengthened financial stability Tangible book value per share of $20.09, up 11.7% YoY 5.2% Y/Y 3% Y/Y Improved 22 bps Y/Y $1.1 billion Capital $7.5 billion Deposits $6.9 billion Loans and Leases 10.2% Y/Y 3.9% Y/Y 3.1% Y/Y

Fourth Quarter 2024 Highlights Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Annualized. Strong Financial Performance 11.70% Common Equity Tier 1 +12% Increase in Tangible Book Value / Share(1) Y/Y 4.01% Net Interest Margin(1) +12% Increase in Non-interest income 92.64% Loan / Deposit Ratio Net Income of $30.3 million; EPS of $0.69 Pre-Tax Pre-Provision income (1) of $47.2 million; Pre-Tax Pre-Provision ROAA(1) of 2.04% 9th consecutive quarter of PTPP ROAA exceeding 2.00% Net interest income of $88.5 million, up 1%  Revenue of $104.7 million, up 3% Building capital with CET1 growing to 11.70%, up 35 bps Net interest margin (FTE)(1) of 4.02% Loan and lease yields stood at 7.21%; average cost of deposits of 2.48% Stockholders' equity of $1.1 billion Efficiency ratio: 53.58% TCE/TA(1): 9.61% NPA/Total Assets: 0.71%, down 4 bps Total Capital ratio: 14.74%; up 33 bps 2.04% 2.05% Reported(1)(2) Adjusted(1)(2) 13.92% 14.02% Reported(1)(2) Adjusted(1)(2) ROTCE $0.69 $0.69 Reported Adjusted(1) 1.31% 1.32% Reported(2) Adjusted(1)(2) ROAA $30.3 million $30.5 million Reported Adjusted(1) 53.58% 53.37% Reported Adjusted(1) Efficiency Ratio Net Income Diluted EPS PTPP ROAA 4

Loan Portfolio Trends ($ in millions) Total Loan Portfolio and Average Yield Portfolio Composition Total loan portfolio stood at $6.9 billion, flat from 3Q24 Originated $297.2 million in new loans, net of loan sales in 4Q24 Production driven by commercial banking and leasing originations of $132.8 million and $68.7 million, respectively Payoff activity increased by $20.7 million from 3Q24 to $288 million Average loan yield of 7.21%, down 27 bps LQ and down 21 bps YoY, reflecting the impact of lower interest rates Cumulative Loan Beta(1): 48% Highlights Utilization Rates 58% LTM Average Originations and Payoffs Cumulative Loan Beta excluding loan accretion is calculated as the change in yield on loans and leases from 4Q21 to 4Q24 divided by the change in average Fed Funds from 4Q21 to 4Q24.

Deposit Trends ($ in millions) Total deposits were $7.5 billion, flat from 3Q24 Commercial deposits accounted for 45.0% of total deposits and represent 80.8% of all non-interest-bearing deposits Average cost of deposits decreased by 28 bps to 2.48% in 4Q24 Non-Interest-Bearing deposits remained stable at 23.5% Loan/Deposits ratio: 92.64%, down 75 bps YoY Deposit Composition Highlights 6.2% 5.8% Cost of Interest-Bearing Deposits Average Non-Interest-Bearing Deposits Loan to Deposit Ratio

Net Interest Income and Net Interest Margin Trends *($ in millions)*

Net Interest Income



$ 86,285
$ 85,541
$ 86,526
$ 87,455
$ 88,524
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024

Highlights

- Net interest income was $88.5 million, up 1.2% from 3Q24
  - Increase in NII driven by lower interest expense
- 4.01% net interest margin, up 13 basis points from 3Q24
  - Driven by reduced deposit costs

Interest Rate Sensitivity Over a One-Year Time Horizon

- Rates -100 bps: ~$10 million or ~2.6% decline in NII or ~$2.5 million per 25 bps
- Ramp -100 bps: ~$8 million or ~2.3% decline in NII or ~$2.0 million per 25 bps

Repricing Mix



Other
1%
Prime
21%
Fixed
47%
SOFR
31%

NIM, Yields and Costs



7.42%
7.45%
7.47%
7.48%
7.21%
4.08%
4.00%
3.98%
3.88%
4.01%
2.53%
2.78%
2.97%
3.02%
3.20%
2.42%
2.56%
2.63%
2.76%
2.48%
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Average Loan & Lease Yield
Net Interest Margin
Taxable Securities Yield
Cost of Deposits

NIM Bridge



$87.5 Million
NII
$88.5 Million
NII
3.88%
(0.18%)
0.31%
0.00%
4.01%
Q3 2024
NIM
Earning Assets
Yield
Interest-Bearing
Liability Rate
Net Free Funds
Q4 2024
NIM

Byline Bancorp, Inc. | 7

Non-Interest Income Trends ($ in millions) Government Guaranteed Loan Sales $88.9 million of guaranteed loans sold in 4Q24 Non-interest income was $16.1 million, up 12.3% from 3Q24 $7.1 million in gain on sale of loans sold, driven by higher volumes and premiums Non-interest income remained stable QoQ, excluding FV marks on loan servicing asset and equity securities Volume Sold and Average Net Premiums Total Non-Interest Income Highlights Net Gains on Sales of Loans

Non-Interest Expense Trends ($ in millions) (1) Non-interest expenses stood at $57.4 million, up 5.7% from 3Q24 and reflects: $2.3 million increase in salaries and employee benefits due to higher incentive and equity-based compensation expense, and enhancements to our employee benefits $1.0 million increase related to advertising and promotions NIE/AA: 2.48% Efficiency ratio stood at 53.58% at 4Q24 Adjusted efficiency ratio(1): 53.37% Efficiency Ratio Non-Interest Expense Highlights Non-Interest Expense Bridge Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. ($0.9) ($0.2) $0.6 $2.3 $54.3 $57.4 $1.0 $0.3

Asset Quality Trends ($ in millions) Note: Delinquencies represent accruing loans and leases past due 30 days or more. Delinquencies to Total Loans and Leases represent delinquencies divided by period end loans and leases. Delinquencies Net Charge-offs NPLs / Total Loans & Leases Allowance for Credit Losses (ACL) Excluding Government Guaranteed loans, NPLs were 76 bps

Strong Liquidity and Securities Portfolio *($ in millions)*

Liquidity Position

- Cash and cash equivalents $563.1 million, up by $110.5 million from 3Q24 primarily due higher FHLB advances
- $1.4 billion AFS investment portfolio
- $1.9 billion of available borrowing capacity
- Uninsured Deposits stood at 30.0%
  - Liquidity coverage of uninsured deposits ~102% as of quarter end

Highlights

- Securities portfolio duration: 4.9 years; net of hedges: ~4.6 years
- Securities portfolio annual cash flow: ~$200 million
- Taxable securities yield of 3.20%, up 18 basis points from 3Q24
- AOCI / TCE(1): ~12.7%

Securities + Cash (Average)



$1,591.4
$201.9
$1,389.6
$1,762.1
$339.4
$1,422.7
$1,778.9
$305.9
$1,473.0
$1,977.8
$468.9
$1,509.0
$1,801.5
$272.4
$1,529.1
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Taxable Securities
Cash and cash equivalents

AFS Portfolio by Type



Muni 5%
Treasury & Agency 12%
Asset-backed 1%
Corporate 3%
Non-agency MBS, CMBS 10%
Agency MBS, CMBS 69%

(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix.

Byline Bancorp, Inc. | 11

Strong Capital Position (1) Strong Capital Base Capital Ratios (1) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Return on Average Tangible Common Equity Common Equity Tier 1 Capital Priorities: TCE operating target range(1) is between 8% and 9%: currently at 9.61% Increased capital ratios with CET1 at 11.70%, up 135 bps YoY $1.1 billion total stockholders’ equity Increased Q1 2025 cash dividend by $0.01, or 11.1% to $0.10 per common share 1. Fund Organic Growth 2. Dividend 3. M&A 4. Buyback

2025 Strategic Priorities Strengthening our position as the preeminent commercial bank in Chicago Stay Ahead of Regulatory Expectations Maintain Balance Sheet Strength Fortress level Capital Ratios: TCE CET1 Total RBC Strong liquidity profile $ Top Quartile Profitability Deposits, Deposits, Deposits…. Grow low cost, core deposits Actively Manage Risk Capitalize on Market Opportunities Industry consolidation is impacting community banks Continue to attract and develop talent in the organization Monitor portfolio to identify and resolve problems quickly Maintain disciplined focus on credit through the cycle aligned with our aggregate moderate-to-low risk appetite Dynamically operate through the interest rate environment Maintain top quartile profitability and continue to execute strategy Completing the First Security acquisition and providing a smooth transition for our new customers and colleagues Prepare for crossing the $10 billion threshold Driving higher net interest income, while managing net interest margin and asset sensitivity

Differentiated approach to grow loans and deposits organically in targeted market segments Maintain a strong balance sheet, ample capital flexibility and strong asset quality Continue to invest in digital capabilities to improve the customer experience and gain operational efficiencies Attract additional high-quality talent to the organization and pursue opportunistic M&A opportunities Generate consistently strong risk adjusted financial results for our stockholders Leverage all our capabilities to deepen share of wallet and acquire new customers A Clear Long-term Strategy Grow our Commercial Client Franchise Maintain Balance Sheet Strength Continue to Invest in the Business Capitalize on Market Opportunities Deliver Strong Financial Results Deepen Customer Relationships

Granular Deposit Base Consumer Deposits, $3.1 billion Commercial Deposits, $2.8 billion ~69% of Total Deposits are FDIC Insured …with limited concentration and granular customer base providing a stable source of funding Consumer Deposits(1) $4.0 billion at 12/31/24 Granular Deposit Base ~$30,000 Average Account Balance Customer Base ~123,000 Consumer Accounts Total Franchise 46 Branches Commercial Deposits $3.5 billion at 12/31/24 Granular Deposit Base ~$128,000 Average Account Balance Customer Base ~28,000 Commercial Accounts Consumer Deposits, $4.0 billion Commercial Deposits, $3.5 billion Uninsured 9% d Total Deposits $7.5 Billion as of 12/31/24 Core banking footprint in key urban MSAs in Wisconsin and a broad footprint in Chicago, IL A strength of our franchise is our well diversified deposit base… Excludes brokered deposits.

NOO Office Represents 2.3% of Total Loans Non-Owner Occupied CRE & Other(1) Portfolio ($ in millions) 12/31/24 Industrial / Warehouse $629.4 9.1% Multi-family 539.9 7.8% Retail 202.7 2.9% Office 160.7 2.3% Self-Storage 119.4 1.7% Other(2) 244.1 3.6% Total $1,896.2 27.4% % of Total Loans d Total Loans & Leases $6.9 Billion as of 12/31/24 NOO Office has decreased from 3.3% to 2.3% year-over-year Non-Owner Occupied CRE and Other Portfolio includes construction, land, multi-family and non-owner occupied (NOO). Represents sectors with less than 1% of the total portfolio.

Office CRE Portfolio: Diversified Tenants and Markets 12/31/24 9/30/24 Avg. Commitment $3.4 million $3.6 million ACL % 2.4% 2.2% NCO %(1) 0.58% 2.15% 30+ DLQ % 2.0% 5.2% NPL % 2.0% 3.8% Criticized % 19% 19% NCOs / Average loans represents net charge-offs to average loans for the last twelve-month period. Tenant Classification ($ in millions) 12/31/24 Illinois $98.2 North Carolina 24.1 Wisconsin 13.3 New Jersey 10.6 Ohio 8.1 Minnesota 3.2 New Mexico 2.1 West Virginia 1.1 Total Office $160.7 CRE Office: Geographic Mix by State Office Portfolio Metrics Office Portfolio Market Type

Unguaranteed Government-Guaranteed Exposure Represents 6.1% of Total Loans ($ in millions) (1) ($ in millions) $ Balance % of Portfolio Unguaranteed $385.5 5.6% Guaranteed 75.9 1.1% Total SBA 7(a) Loans $461.3 6.7% Unguaranteed $36.0 0.5% Guaranteed 20.5 0.3% Total USDA Loans $56.5 0.8% Unguaranteed Loan Portfolio by Industry One of the top SBA and USDA lenders in the United States Top Illinois SBA 7(a) lender for the 16th consecutive year Closed $127.5 million in SBC loan commitments in 4Q24 SBA 7(a) portfolio $461.3 million, up $12.4 million from 3Q24 ACL/Unguaranteed loan balance ~8.1% $1.7 billion in serviced government guaranteed loans for investors in 4Q24 Since 2016, the unguaranteed government-guaranteed exposure has decreased from 14.6% down to 6.1% in 2024 On Balance Sheet SBA 7(a) & USDA Loans SBA 7(a) & USDA Closed Loan Commitments Highlights Represents sectors with less than 5% of the total portfolio. $129.2 $108.3 $82.3 $111.4 $121.7

Projected Acquisition Accounting Accretion Projected Accretion(1) ($ in millions) Projections are updated quarterly, assumes no prepayments and are subject to change.

Financial Summary

(dollars in thousands, except per share data)	As of or For the Three Months Ended			As of or For the Year Ended	
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Income Statement					
Net interest income	$ 88,524	$ 87,455	$ 86,285	$ 348,046	$ 330,621
Provision for credit losses	6,878	7,475	7,235	27,041	31,653
Non-interest income	16,149	14,385	14,503	58,851	56,315
Non-interest expense	57,431	54,327	53,584	218,777	209,603
Income before provision for income taxes	40,364	40,038	39,969	161,079	145,680
Provision for income taxes	10,044	9,710	10,365	40,320	37,802
Net income	30,320	30,328	29,604	120,759	107,878
Diluted earnings per common share	$ 0.69	$ 0.69	$ 0.68	$ 2.75	$ 2.67
Balance Sheet					
Total loans and leases HFI	$ 6,906,822	$ 6,879,446	$ 6,684,306	$ 6,906,822	$ 6,684,306
Total deposits	7,458,628	7,497,887	7,176,999	7,458,628	7,176,999
Tangible common equity(1)	893,399	896,869	786,673	893,399	786,673
Balance Sheet Metrics					
Loans and leases / total deposits	92.64%	92.02%	93.39%	92.64%	93.39%
Tangible common equity / tangible assets(1)	9.61%	9.72%	9.06%	9.61%	9.06%
Key Performance Ratios					
Net interest margin	4.01%	3.88%	4.08%	3.97%	4.31%
Efficiency ratio	53.58%	52.02%	51.63%	52.45%	52.62%
Adjusted efficiency ratio(1)	53.37%	51.62%	48.64%	52.24%	49.61%
Non-interest income to total revenues(1)	15.43%	14.13%	14.39%	14.46%	14.55%
Non-interest expense to average assets	2.48%	2.31%	2.42%	2.38%	2.60%
Return on average assets	1.31%	1.29%	1.34%	1.31%	1.34%
Adjusted return on average assets(1)	1.32%	1.30%	1.44%	1.32%	1.45%
Pre-tax pre-provision return on average assets (1)	2.04%	2.02%	2.13%	2.05%	2.20%
Dividend payout ratio on common stock	13.04%	13.04%	13.24%	13.09%	13.48%
Tangible book value per common share(1)	$ 20.09	$ 20.21	$ 17.98	$ 20.09	$ 17.98

(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix.

Byline Bancorp, Inc. | 21

Non-GAAP Reconciliation As of or For the Three Months Ended   As of or For the Year Ended (dollars in thousands, except per share data) December 31, 2024 September 30, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Net income and earnings per share excluding significant items Reported Net Income $ 30,320 $ 30,328 $ 29,604 $ 120,759 $ 107,878 Significant items: Impairment charges on ROU asset — — 1,981 194 2,395 Merger-related expenses 218 411 1,035 629 9,222 Tax benefit (1) (32) (793) (85) (2,696) Adjusted Net Income   $ 30,537   $ 30,707   $ 31,827   $ 121,497   $ 116,799 Reported Diluted Earnings per Share $ 0.69 $ 0.69 $ 0.68 $ 2.75 $ 2.67 Significant items: Impairment charges on ROU asset — — 0.05 — 0.06 Merger-related expenses — 0.01 0.02 0.01 0.23 Tax benefit — — (0.02) — (0.07) Adjusted Diluted Earnings per Share   $ 0.69   $ 0.70   $ 0.73   $ 2.76   $ 2.89

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended   As of or For the Year Ended               (dollars in thousands) December 31, 2024 September 30, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Adjusted non-interest expense: Non-interest expense $ 57,431 $ 54,327 $ 53,584 $ 218,777 $ 184,082 Less: Significant items Impairment charges on ROU assets — — 1,981 194 372 Merger-related expenses 218 411 1,035 629 538 Adjusted non-interest expense   $ 57,213   $ 53,916   $ 50,568   $ 217,954   $ 183,172 Adjusted non-interest expense ex. amortization of intangible assets: Adjusted non-interest expense $ 57,213 $ 53,916 $ 50,568 $ 217,954 $ 183,172 Less: Amortization of intangible assets 1,345 1,345 1,550 5,380 6,671 Adjusted non-interest expense ex. amortization of intangible assets   $ 55,868   $ 52,571   $ 49,018   $ 212,574   $ 176,501 Pre-tax pre-provision net income: Pre-tax income $ 40,364 $ 40,038 $ 39,969 $ 161,079 $ 114,683 Add: Provision for loan and lease losses 6,878 7,475 7,235 27,041 23,879 Pre-tax pre-provision net income   $ 47,242   $ 47,513   $ 47,204   $ 188,120   $ 138,562 Adjusted pre-tax pre-provision net income: Pre-tax pre-provision net income $ 47,242 $ 47,513 $ 47,204 $ 188,120 $ 138,562 Add: Impairment charges on ROU assets — — 1,981 194 372 Add: Merger-related expenses 218 411 1,035 629 538 Adjusted pre-tax pre-provision net income   $ 47,460   $ 47,924   $ 50,220   $ 188,943   $ 139,472 Tax equivalent net interest income: Net interest income $ 88,524 $ 87,455 $ 86,285 $ 348,046 $ 265,330 Add: Tax-equivalent adjustment 230 229 240 921 915 Net interest income, fully taxable equivalent   $ 88,754   $ 87,684   $ 86,525   $ 348,967   $ 266,245 Total revenues: Net interest income $ 88,524 $ 87,455 $ 86,285 $ 348,046 $ 265,330 Add: Non-interest income 16,149 14,385 14,503 58,851 57,314 Total revenues   $ 104,673   $ 101,840   $ 100,788   $ 406,897   $ 322,644

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended   As of or For the Year Ended               (dollars in thousands) December 31, 2024 September 30, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Tangible common stockholders' equity: Total stockholders' equity $ 1,091,497 $ 1,096,312 $ 990,151 $ 1,091,497 $ 990,151 Less: Goodwill and other intangibles 198,098 199,443 203,478 198,098 203,478 Tangible common stockholders' equity   $ 893,399   $ 896,869   $ 786,673   $ 893,399   $ 786,673 Tangible assets: Total assets $ 9,496,529 $ 9,424,316 $ 8,881,967 $ 9,496,529 $ 8,881,967 Less: Goodwill and other intangibles 198,098 199,443 203,478 198,098 203,478 Tangible assets   $ 9,298,431   $ 9,224,873   $ 8,678,489   $ 9,298,431   $ 8,678,489 Tangible assets, excluding accumulated other comprehensive loss: Tangible assets $ 9,298,431 $ 9,224,873 $ 8,678,489 $ 9,298,431 $ 8,678,489 Less: Accumulated other comprehensive loss (113,687) (78,678) (100,117) (113,687) (100,117) Tangible assets, excluding accumulated other comprehensive loss:   $ 9,412,118   $ 9,303,551   $ 8,778,606   $ 9,412,118   $ 8,778,606 Tangible common stockholders' equity, excluding accumulated other comprehensive loss: Tangible common stockholders' equity $ 893,399 $ 896,869 $ 786,673 $ 893,399 $ 786,673 Less: Accumulated other comprehensive loss (113,687) (78,678) (100,117) (113,687) (100,117) Tangible common stockholders' equity, excluding accumulated other comprehensive loss   $ 1,007,086   $ 975,547   $ 886,790   $ 1,007,086   $ 886,790 Average tangible common stockholders’ equity: Average total stockholders' equity $ 1,094,025 $ 1,059,628 $ 935,197 $ 1,040,515 $ 863,092 Less: Average goodwill and other intangibles 198,697 200,091 204,191 200,740 180,717 Average tangible common stockholders' equity   $ 895,328   $ 859,537   $ 731,006   $ 839,775   $ 682,375 Average tangible assets: Average total assets $ 9,201,635 $ 9,373,849 $ 8,787,636 $ 9,187,342 $ 8,048,331 Less: Average goodwill and other intangibles 198,697 200,091 204,191 200,740 180,717 Average tangible assets   $ 9,002,938   $ 9,173,758   $ 8,583,445   $ 8,986,602   $ 7,867,614 Tangible net income available to common stockholders: Net income available to common stockholders $ 30,320 $ 30,328 $ 29,604 $ 120,759 $ 107,878 Add: After-tax intangible asset amortization 1,015 986 1,138 3,974 4,408 Tangible net income available to common stockholders   $ 31,335   $ 31,314   $ 30,742   $ 124,733   $ 112,286 Adjusted tangible net income available to common stockholders: Tangible net income available to common stockholders $ 31,335 $ 31,314 $ 30,742 $ 124,733 $ 112,286 Impairment charges on ROU assets — — 1,981 194 2,395 Merger-related expenses 218 411 1,035 629 9,222 Tax benefit on significant items (1) (32) (793) (85) (2,696) Adjusted tangible net income available to common stockholders   $ 31,552   $ 31,693   $ 32,965   $ 125,471   $ 121,207

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended   As of or For the Year Ended               (dollars in thousands, except share and per share data, ratios annualized, where applicable) December 31, 2024 September 30, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Pre-tax pre-provision return on average assets: Pre-tax pre-provision net income $ 47,242 $ 47,513 $ 47,204 $ 188,120 $ 177,333 Average total assets 9,201,635 9,373,849 8,787,636 9,187,342 8,048,331 Pre-tax pre-provision return on average assets   2.04%   2.02%   2.13%   2.05%   2.20% Adjusted pre-tax pre-provision return on average assets: Adjusted pre-tax pre-provision net income $ 47,460 $ 47,924 $ 50,220 $ 188,943 $ 188,950 Average total assets 9,201,635 9,373,849 8,787,636 9,187,342 8,048,331 Adjusted pre-tax pre-provision return on average assets   2.05%   2.03%   2.27%   2.06%   2.35% Net interest margin, fully taxable equivalent: Net interest income, fully taxable equivalent $ 88,754 $ 87,684 $ 86,525 $ 348,967 $ 331,524 Total average interest-earning assets 8,785,176 8,961,651 8,387,877 8,774,014 7,677,848 Net interest margin, fully taxable equivalent   4.02%   3.89%   4.09%   3.98%   4.32% Non-interest income to total revenues: Non-interest income $ 16,149 $ 14,385 $ 14,503 $ 58,851 $ 56,315 Total revenues 104,673 101,840 100,788 406,897 386,936 Non-interest income to total revenues   15.43%   14.13%   14.39%   14.46%   14.55% Adjusted non-interest expense to average assets: Adjusted non-interest expense $ 57,213 $ 53,916 $ 50,568 $ 217,954 $ 197,986 Average total assets 9,201,635 9,373,849 8,787,636 9,187,342 8,048,331 Adjusted non-interest expense to average assets   2.47%   2.29%   2.28%   2.37%   2.46% Adjusted efficiency ratio: Adjusted non-interest expense excluding amortization of intangible assets $ 55,868 $ 52,571 $ 49,018 $ 212,574 $ 191,975 Total revenues 104,673 101,840 100,788 406,897 386,936 Adjusted efficiency ratio   53.37%   51.62%   48.64%   52.24%   49.61% Adjusted return on average assets: Adjusted net income $ 30,537 $ 30,707 $ 31,827 $ 121,497 $ 116,799 Average total assets 9,201,635 9,373,849 8,787,636 9,187,342 8,048,331 Adjusted return on average assets   1.32%   1.30%   1.44%   1.32%   1.45% Adjusted return on average stockholders' equity: Adjusted net income $ 30,537 $ 30,707 $ 31,827 $ 121,497 $ 116,799 Average stockholders' equity 1,094,025 1,059,628 935,197 1,040,515 863,092 Adjusted return on average stockholders' equity   11.10%   11.51%   13.50%   11.68%   13.53%

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended   As of or For the Year Ended               December 31, 2024 September 30, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Tangible common equity to tangible assets: Tangible common equity $ 893,399 $ 896,869 $ 786,673 $ 893,399 $ 786,673 Tangible assets 9,298,431 9,224,873 8,678,489 9,298,431 8,678,489 Tangible common equity to tangible assets   9.61%   9.72%   9.06%   9.61%   9.06% Tangible common stockholders' equity, excluding accumulated other comprehensive loss to tangible assets, excluding accumulated other comprehensive loss: Tangible common stockholders' equity, excluding accumulated other comprehensive loss $ 1,007,086 $ 975,547 $ 886,790 $ 1,007,086 $ 886,790 Tangible assets, excluding accumulated other comprehensive loss: 9,412,118 9,303,551 8,778,606 9,412,118 8,778,606 Tangible common stockholders' equity, excluding accumulated other comprehensive loss to tangible assets, excluding accumulated other comprehensive loss   10.70%   10.49%   10.10%   10.70%   10.10% Return on average tangible common stockholders' equity: Tangible net income available to common stockholders $ 31,335 $ 31,314 $ 30,742 $ 124,733 $ 112,286 Average tangible common stockholders' equity 895,328 859,537 731,006 839,775 682,375 Return on average tangible common stockholders' equity   13.92%   14.49%   16.15%   14.85%   16.46% Adjusted return on average tangible common stockholders' equity: Adjusted tangible net income available to common stockholders $ 31,552 $ 31,693 $ 32,965 $ 125,471 $ 121,207 Average tangible common stockholders' equity 895,328 859,537 731,006 839,775 682,375 Adjusted return on average tangible common stockholders' equity   14.02%   14.67%   18.95%   14.94%   17.76% Tangible book value per share: Tangible common equity $ 893,399 $ 896,869 $ 786,673 $ 893,999 $ 786,673 Common shares outstanding 44,459,584 44,384,706 43,719,203 44,459,584 43,764,056 Tangible book value per share   $ 20.09   $ 20.21   $ 17.98   $ 20.09   $ 17.98 Accumulated other comprehensive loss to tangible common equity: Accumulated other comprehensive loss $ 113,687 $ 78,678 $ 142,159 $ 113,687 $ 100,117 Tangible common equity 893,399 896,869 786,673 893,399 786,673 Accumulated other comprehensive loss to tangible common equity   12.7%   8.8%   18.1%   12.7%   12.7%